UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.      )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12
PINNACLE WEST CAPITAL CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Engagement

Spring 2024



PINNACLE WEST
CAPITAL CORPORATION

Forward Looking Statements

This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: uncertainties associated with the current and future economic environment, including economic growth rates, labor market conditions, inflation, supply chain delays, increased expenses, volatile capital markets, or other unpredictable effects; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer, and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments, and proceedings; new legislation, ballot initiatives and regulation or interpretations of existing legislation or regulations, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investment; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition, and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery, including as a result of delays in the development and application of new technologies; the cost of debt, including increased cost as a result of rising interest rates, and equity capital and the ability to access capital markets when required; environmental, economic, and other concerns surrounding coal-fired generation, including regulation of GHG emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant landowners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in the most recent Pinnacle West/APS Form 10-K along with other public filings with the Securities and Exchange Commission, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders.

Table of Contents





Company Profile & Shift to Clean

PINNACLE WEST
CAPITAL CORPORATION

Arizona's largest electric company

Service Territory


Nevada
Utah
Colorado
LAS VEGAS
FARMINGTON
FOUR CORNERS
New Mexico
KINGMAN
FLAGSTAFF
WINSLOW
HOLBROOK
CHOLLA
BAGDAD
PRESCOTT
California
PHOENIX
PALO VERDE
WEST PHOENIX
OCOTILLO
GLOBE
SUNDANCE
REDHAWK
GILA BEND
CASA GRANDE
YUMA
YUCCA
SAGUARO
TUCSON
NOGALES
DOUGLAS
APS Retail Electric Service Territory
Major APS Power Plants
Principal APS Transmission Lines
Major APS Solar Power Plants

Key facts as of Dec. 31, 2023	
Consolidated assets	$25B
Market cap	$8.15B
Generating capacity owned or leased (year end)	6.5GW
Customers	1.4M
Current % from clean energy	51%
Retail sales mix (Non-residential/residential)	51%/49%

PINNACLE WEST CAPITAL CORPORATION

We are making progress towards our Clean Energy Commitment

Progress

- Since 2020, have contracted over 4,900 MW of clean energy and storage to be in service for APS customers by end of 2025
- Issued 2023 All-Source RFP for approximately 1,000 MW of reliable capacity, including at least 700 MW of renewable resources
- Successfully received approval of the System Reliability Benefit Surcharge that will expand our capacity to self-build generation to meet customer need with reduced lag



Pathway


2005
24%
2019
50%
2030
65%
2050
100%



PINNACLE WEST CAPITAL CORPORATION

Capital plan to support reliability and continued service territory growth


APS Total 2024-2026 $6.0B
$1.80B
$1.95B
$2.00B
$2.05B
$634
$361
$572
$233
$760
$340
$565
$285
$755
$415
$550
$280
$655
$420
$590
$385
2023
2024E
2025E
2026E
Generation
Transmission
Distribution
Other


CapEx Profile
One year ago
Today
$6.85B
14% growth
$7.80B
2022-2025E
2023-2026E

Source: 2024-2026 as disclosed in the 2023 Form 10-K

PINNACLE WEST CAPITAL CORPORATION

We are stewards of a more sustainable Arizona



Climate resiliency

- Wildfire preparedness and prevention
- Reduction of carbon and retirement of over 1,000 MW of coal
- Focus on reliability and affordability through All-Source RFPs
- Commitment to exit coal by 2031

Energy innovation

- **Over 1,400MW** of utility scale renewable capacity today
- Plan to add more than **2,500MW of additional clean energy technologies**, including solar and storage, by 2027
- Our **11 grid-scale solar plants** are powered by more than 1.6 million solar panels

Recognition

- Maintained it's **"AA" rating from MSCI** (as of February 10, 2024)
- On the list of **Top 100 Green Utilities** from Energy Intelligence for the fifth year in a row

PINNACLE WEST
CAPITAL CORPORATION



Customer & Employee Highlights

PINNACLE WEST CAPITAL CORPORATION

We are focused on maintaining customer affordability and increasing customer satisfaction

APS rates have remained well below the rate of inflation



Average annual % change 2018-2024[1]
CPI
CPI (PHX)
APS Rates
6%
0%
5.07%
3.68%
2.61%
2018
2019
2020
2021
2022
2023
2024E

[1] Includes 2024 estimates of 2.4% CPI, 2.6% CPI(PHX) & APS rate case outcome

Key areas of focus

- Process improvements and preventative maintenance to reduce operating costs
- Innovative customer programs to help customers save energy and money
- Inflation Reduction Act tax credits and lending programs

Improved J.D. Power Customer Satisfaction Survey Rankings

	2021		2023
Residential Customers	4th Quartile	↑	2nd Quartile
Business Customers	4th Quartile	↑	2nd Quartile

PINNACLE WEST CAPITAL CORPORATION

Innovative customer programs

Cool Rewards smart thermostat demand response

- Approaching 85,000 thermostats enrolled
- Achieved over 135 MWs in 2023



Connected water heating control pilot

- Water heating timed around Time-of-Use rates
- Daily load shifting with multi-family households

Residential battery pilot

- ~1 MWs of dispatchable batteries currently online in pilot

Peak Solutions commercial & industrial demand response

- Forecasting up to 50 MWs in 2024

PINNACLE WEST CAPITAL CORPORATION

Inclusion and belonging unites our team

Employee diversity in 2023

- **35%** are ethnically or racially diverse
- **26%** are female
- **14%** are veterans

New hires in 2023

- **42%** were ethnically or racially diverse
- **35%** were female
- **8%** were veterans

Officers in 2023

- **39%** of all officers are female
- **18%** of all officers are ethnically or racially diverse

Inclusion & belonging strategy

- Bringing **inclusive leadership education** to officers, senior leaders, business unit leadership teams and other stakeholders
- Launching **self paced modules** for all employees
- Conducting **cultural competence assessments**
- Holding **listening sessions** with employees to learn about what matters to them



PINNACLE WEST
CAPITAL CORPORATION

Supporting our people to strengthen our company

- Virtually hosted **57 summer interns** with a diversity rate of **67%** in 2023
- **Robust employee engagement**, including **11 Employee Network Groups**
- Average **employee tenure of 11.64 years in 2023** due to strong talent strategy
- Total **turnover for 2023 was 8.2%** (about one-third of which were related to retirements)
- **Annual** and focused **quarterly pulse surveys** allow us to gather employee feedback, identify opportunities for improvement and compare our performance to other companies

Helping our communities thrive creates lasting benefits for our Company

$10.2 million



We **donated** more than **$10.2 million**

Community-minded employees



Employees pledged **$2.1 million** to United Way and spent an estimated **79,286 hours volunteering**

Earn to learn



Awarded **238 new scholarships** to low to moderate income students in Phoenix and rural areas

Customer assistance



Provided rent and utility assistance to over **400 households** in partnership with St. Vincent de Paul

Heat relief strategy



Partnered with local nonprofits to **expand assistance to vulnerable individuals** during Arizona's hot summer months

Arizona teachers K-12



500 Arizona K-12 teachers received **$500** each to purchase classroom supplies

PINNACLE WEST CAPITAL CORPORATION



Strong Governance

PINNACLE WEST
CAPITAL CORPORATION

Robust shareholder rights reflect investor feedback

- Threshold to call a special meeting of shareholders set at **15%**
- **Annual elections** of all directors with cumulative voting
- **No poison pill plan** or similar anti-takeover provision in place
- **No supermajority provisions** in our Articles of Incorporation or Bylaws
- **Proxy access rights** allowing up to 20 shareholders owning 3% of our outstanding stock for at least 3 years to nominate up to 25% of the Board

Our strong governance enables successful execution

Board independence



- **Independent Lead Director** role with clearly defined and robust responsibilities
- Nine of our ten directors are **independent**
- **Robust Board refreshment,** with director retirement policy

Board oversight



- Thorough CEO performance **oversight process**
- Robust management **succession planning**
- Board oversight of **strategy and risk**

PINNACLE WEST
CAPITAL CORPORATION

Diverse Board representation

Board representation in 2023

- **56%** of independent directors **gender or ethnically diverse**
- Diversity in skills, knowledge and expertise
- As of March 2023, **average tenure is 9.1** years



PINNACLE WEST
CAPITAL CORPORATION

Executive compensation linked to shareholder priorities

- Substantial proportion of target compensation **is at risk**
- **Performance shares are tied to relative performance,** ensuring long-term financial health and furthering our Clean Energy Commitment
- **Anti-hedging** and **anti-pledging policies**
- **Stock ownership guidelines** for all Named Executive Officers
- **Clawback policy** for executive officers



PINNACLE WEST CAPITAL CORPORATION



Voting Items

PINNACLE WEST
CAPITAL CORPORATION

Voting items

Proposal #1: To elect nine directors to serve until the 2025 Annual Meeting of Shareholders

– **FOR** each director nominee

Proposal #2: To hold an advisory vote to approve executive compensation.

– **FOR**

Proposal #3: To ratify the appointment of our independent accountant for the year ending December 31, 2024

– **FOR**

Your **Vote** Counts!

PINNACLE WEST CAPITAL CORPORATION

2024 Annual Meeting
Vote by May 21, 2024 11:59 PM EDT.
For shares held in a Savings Plan, vote by
May 19, 2024 11:59 PM EDT.



PINNACLE WEST CAPITAL CORPORATION
ATTN: SHAREHOLDER SERVICES
400 NORTH FIFTH STREET, STA 8602
PHOENIX, AZ 85004

V30760-P04631

You invested in PINNACLE WEST CAPITAL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 22, 2024.**

Get informed before you vote

View the Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting these documents prior to May 8, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 22, 2024
1:30 p.m. Eastern Daylight Time

Virtually at:
www.virtualshareholdermeeting.com/PNW

*Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect nine directors to serve until the 2025 Annual Meeting of Shareholders. **Nominees:** 01) Glynis A. Bryan 02) Gonzalo A. de la Melena, Jr. 03) Richard P. Fox 04) Jeffrey B. Guldner 05) Bruce J. Nordstrom 06) Paula J. Sims 07) William H. Spence 08) Kristine L. Svinicki 09) James E. Trevathan, Jr.	For
2. To hold an advisory vote to approve executive compensation.	For
3. To ratify the appointment of our independent accountant for the year ending December 31, 2024.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.



PINNACLE WEST
CAPITAL CORPORATION

Your vote is needed!

Dear Fellow Shareholder:

We are looking forward to our upcoming 2024 Annual Meeting of Shareholders, which is being held on May 22, 2024. Pinnacle West achieved another year of strong operational performance in 2023 led by our talented and resourceful employees. We take tremendous pride in our commitment to customers, employees, the communities we serve across Arizona, and you, our shareholders.

Enclosed are the proxy materials, which highlight our business, our Board of Directors, our corporate governance, our executive compensation program, and certain audit matters. This year you are being asked to vote on three proposals. Those proposals, together with management's recommendation, are:

Proposal 1	To elect nine Directors to serve until the 2025 Annual Meeting of Shareholders	FOR
Proposal 2	To hold an advisory vote to approve executive compensation	FOR
Proposal 3	To ratify the appointment of our independent accountant for the year ending December 31, 2024	FOR

Your vote is important! Even if you do not participate in the Annual Meeting, please take time to vote.

THREE WAYS TO VOTE

PROXY QUESTIONS?
Call 1-602-250-3011

ONLINE

WWW.PROXYVOTE.COM
Please have your Proxy Card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic Voter Instruction Form.

PHONE

Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your Proxy Card or Voter Instruction Form and return it in the postage-paid envelope provided.

Annual Meeting of Shareholders



Meeting Information

Date and Time

May 22, 2024, 01:30 PM EDT (10:30 AM Arizona time)

Add to calendar

Place

Online at www.virtualshareholdermeeting.com/PNW

Who Can Vote

All shareholders of record at the close of business on March 14, 2024, are entitled to notice of and to vote at the Annual Meeting.

VOTE NOW

Our customers know they can count on us to power their lives and businesses. Our job is to continue the excellent service Arizonans have come to expect by making responsible, necessary investments to:

- Ensure Reliability
- Maintain Affordability
- Secure a Clean, Balanced Energy Supply

VOTING ITEMS		BOARD RECOMMENDATION
Proposal 1	To elect nine Directors to serve until the 2025 Annual Meeting of Shareholders	Vote FOR
Proposal 2	To hold an advisory vote to approve executive compensation	Vote FOR
Proposal 3	To ratify the appointment of our independent accountant for the year ending December 31, 2024	Vote FOR

2024 Proxy Statement | 2023 Annual Report